NEWS RELEASE

LUMENTUM ANNOUNCES FISCAL SECOND QUARTER 2025 FINANCIAL RESULTS
•Net revenue of $402.2 million
•GAAP gross margin of 24.8%; Non-GAAP gross margin of 32.3%
•GAAP operating loss of 12.8%; Non-GAAP operating margin of 7.9%
•GAAP diluted net loss per share of $0.88; Non-GAAP diluted net income per share of $0.42
San Jose, Calif., February 6, 2025 – Lumentum Holdings Inc. (“Lumentum” or the “Company”) today reported results for its fiscal second quarter ended December 28, 2024.
“In the second quarter, we exceeded the high end of our guidance ranges for both revenue and earnings per share, driven by strong demand in the cloud end market. This is an exciting time for Lumentum as we position ourselves to capitalize on expanding cloud opportunities and the recovery of the broader networking market. Our foundational technologies enable us to win in these markets,” said Alan Lowe, President and CEO. “With our strong market position and improving industry trends, we remain confident in achieving our previously stated goal of reaching $500 million in quarterly revenue by the end of calendar year 2025.”

“On a personal note, serving as Lumentum’s President and CEO over the last decade has been the highlight of my career, and I am deeply grateful to our talented team for their dedication. I look forward to continuing my role on the Lumentum Board and serving as an advisor to ensure a smooth transition to Michael Hurlston,” concluded Mr. Lowe.

Fiscal Second Quarter Highlights:
Net revenue for the fiscal second quarter of 2025 was $402.2 million, with GAAP net loss of $60.9 million, or $0.88 per diluted share. Net revenue for the fiscal first quarter of 2025 was $336.9 million, with GAAP net loss of $82.4 million, or $1.21 per diluted share. Net revenue for the fiscal second quarter of 2024 was $366.8 million, with GAAP net loss of $99.1 million, or $1.47 per diluted share.
Non-GAAP net income for the fiscal second quarter of 2025 was $30.0 million, or $0.42 per diluted share. Non-GAAP net income for the fiscal first quarter of 2025 was $12.2 million, or $0.18 per diluted share. Non-GAAP net income for the second quarter of 2024 was $16.4 million, or $0.24 per diluted share(1).
The Company held $896.7 million in total cash, cash equivalents, and short-term investments at the end of the fiscal second quarter of 2025, down $19.4 million from the end of the fiscal first quarter of 2025.

Financial Overview – Fiscal Second Quarter Ended December 28, 2024

	GAAP Results ($ in millions)
	Q2	Q1	Q2	Change
	FY 2025	FY 2025	FY 2024	Q/Q		Y/Y
Net revenue	$402.2	$336.9	$366.8	19.4%		9.7%
GAAP gross margin	24.8%	23.1%	17.4%	170	bps	740	bps
GAAP operating loss	(12.8)%	(24.5)%	(28.7)%	1,170	bps	1,590	bps

	Non-GAAP Results ($ in millions)
	Q2	Q1	Q2	Change
	FY 2025	FY 2025	FY 2024 (1)	Q/Q		Y/Y
Net revenue	$402.2	$336.9	$366.8	19.4%		9.7%
Non-GAAP gross margin	32.3%	32.8%	31.4%	(50)	bps	90	bps
Non-GAAP operating margin	7.9%	3.0%	1.9%	490	bps	600	bps

	Net Revenue by Segment ($ in millions)
	Q2	% of	Q1	Q2	Change
	FY 2025	Net Revenue	FY 2025	FY 2024	Q/Q	Y/Y
Cloud & Networking	$339.2	84.3%	$282.3	$286.7	20.2%	18.3%
Industrial Tech	63.0	15.7%	54.6	80.1	15.4%	(21.3)%
Total	$402.2	100.0%	$336.9	$366.8	19.4%	9.7%

(1) During the first fiscal quarter of 2025, the Company refined its methodology to report non-GAAP measures. The change does not impact the Company’s financial position, cash flows, or GAAP consolidated results of operations. Prior period non-GAAP financial measures presented in this press release have been recast to conform to the current presentation.
The tables above provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP Financial Measures.”
Business Outlook
Lumentum expects the following for the fiscal third quarter 2025:
•Net revenue in the range of $410 million to $425 million
•Non-GAAP operating margin of 9.5% to 10.5%
•Non-GAAP diluted earnings per share of $0.47 to $0.53
We have not provided reconciliations from GAAP to non-GAAP measures or the equivalent GAAP measure for non-GAAP measures in our outlook, as they cannot be provided without unreasonable effort. A large portion of non-GAAP adjustments, such as restructuring charges, stock-based compensation, non-GAAP income tax reconciling adjustments, acquisition related costs, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.
Related Announcement and Conference Call
Lumentum will host a conference call today, February 6, 2025, at 2:00 pm PT / 5:00 pm ET to discuss its fiscal second quarter results. A live webcast of the call will be available in the Investors section of the Lumentum website at http://investor.lumentum.com. To listen to the live conference call, dial (833) 470-1428 or (404) 975-4839 and reference the conference ID 360050. Supporting materials outlining the Company’s latest financial results will be posted on http://investor.lumentum.com under the “Events and Presentations” section concurrently with this earnings press release. Lumentum has used, and intends to continue to use, its Investor Relations website as means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. This press release is being furnished as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission and will be available at http://www.sec.gov/.

About Lumentum
Lumentum (NASDAQ: LITE) is a market-leading designer and manufacturer of innovative optical and photonic products enabling optical networking and laser applications worldwide. Lumentum optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum lasers enable advanced manufacturing techniques and diverse applications including next-generation imaging and sensing capabilities. Lumentum is headquartered in San Jose, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com and follow Lumentum on LinkedIn, X (formerly known as Twitter), Facebook, Instagram and YouTube.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding our belief and expectations with respect to our markets, including the cloud end market and the broader networking market, customers and industry, any anticipation or guidance as to demand for our products and technology from our customers, statements regarding our quarterly revenue goal, and our guidance with respect to future net revenue, non-GAAP diluted earnings per share, and non-GAAP operating margins, and related assumptions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: (a) uncertainty and volatility in the global markets, including uncertainty and volatility in the macroeconomic environment, volatility and uncertainty in banking and financial services sectors, inflationary pressures, changes in the political or economic environment, such as geopolitical conflicts, war, trade and export restrictions and the imposition of tariffs or other duties, and the effect of such market disruptions on demand for our products, technology spending by our customers and our ability to obtain components for our products; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) decline of average selling prices across our businesses or increase in costs, either of which will also decrease our margins; (d) effects of seasonality; (e) the ability of our suppliers and contract manufacturers to meet production, quality, and delivery requirements for our forecasted demand; (f) changes in customer demand, including due to changes in inventory practices and end-customer demand; (g) our ability to attract and retain new customers, particularly in the cloud photonics and imaging and sensing markets; (h) the risk that our markets will not grow or develop as expected or that our strategies and ability to compete in those markets are not successful, (i) the risk that Lumentum’s financing or operating strategies will not be successful; and (j) failure to successfully integrate Cloud Light into our business or that we will not achieve the expected benefits. For more information on these and other risks, please refer to the "Risk Factors" section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2024 filed with the Securities and Exchange Commission (the “SEC) and the Company’s other filings with the SEC, including the Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2024 to be filed with the SEC. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.

Contact Information
Investors:    Kathy Ta, (408) 750-3853; investor.relations@lumentum.com
Media:        Noël Bilodeau, 408-439-2140; noel.bilodeau@lumentum.com
Category:    Financial
The following financial tables are presented in accordance with GAAP, unless otherwise specified.

LUMENTUM HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Net revenue	$402.2	$366.8	$739.1	$684.4
Cost of sales	281.2	281.3	517.7	504.2
Amortization of acquired developed intangibles	21.4	21.5	43.9	39.5
Gross profit	99.6	64.0	177.5	140.7
Operating expenses:
Research and development	74.2	78.3	148.5	151.8
Selling, general and administrative	76.3	85.1	152.6	158.1
Restructuring and related charges	0.7	5.8	10.4	16.8
Total operating expenses	151.2	169.2	311.5	326.7
Loss from operations	(51.6)	(105.2)	(134.0)	(186.0)
Interest expense	(5.6)	(9.7)	(11.1)	(19.4)
Other income, net	14.9	13.4	23.6	34.6
Loss before income taxes	(42.3)	(101.5)	(121.5)	(170.8)
Income tax provision (benefit)	18.6	(2.4)	21.8	(3.8)
Net loss	$(60.9)	$(99.1)	$(143.3)	$(167.0)

Net loss per share:
Basic	$(0.88)	$(1.47)	$(2.09)	$(2.49)
Diluted	$(0.88)	$(1.47)	$(2.09)	$(2.49)

Shares used to compute net loss per share:
Basic	68.9	67.2	68.6	67.0
Diluted	68.9	67.2	68.6	67.0

LUMENTUM HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except per share data)
(unaudited)

	December 28, 2024	June 29, 2024
ASSETS
Current assets:
Cash and cash equivalents	$479.7	$436.7
Short-term investments	417.0	450.3
Accounts receivable, net	226.9	194.7
Inventories	402.3	398.4
Prepayments and other current assets	125.5	110.0
Total current assets	1,651.4	1,590.1
Property, plant and equipment, net	663.4	572.5
Operating lease right-of-use assets, net	32.9	72.8
Goodwill	1,060.9	1,055.8
Other intangible assets, net	534.9	617.5
Deferred tax asset	11.0	10.7
Other non-current assets	11.6	12.5
Total assets	$3,966.1	$3,931.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$184.7	$126.3
Accrued payroll and related expenses	40.1	36.1
Accrued expenses	46.2	52.4
Current portion of long-term debt	9.8	—
Operating lease liabilities, current	11.2	13.4
Other current liabilities	54.9	41.1
Total current liabilities	346.9	269.3
Long-term debt	2,561.2	2,503.2
Operating lease liabilities, non-current	26.1	43.0
Deferred tax liability	45.4	55.7
Other non-current liabilities	114.2	103.4
Total liabilities	3,093.8	2,974.6
Stockholders’ equity:
Common stock, $0.001 par value, 990 authorized shares, 69.1 and 67.9 shares issued and outstanding as of December 28, 2024 and June 29, 2024, respectively	0.1	0.1
Additional paid-in capital	1,892.4	1,835.0
Accumulated deficit	(1,030.4)	(887.1)
Accumulated other comprehensive income	10.2	9.3
Total stockholders’ equity	872.3	957.3
Total liabilities and stockholders’ equity	$3,966.1	$3,931.9

Use of Non-GAAP Financial Measures

In this press release, Lumentum provides investors with certain non-GAAP financial measures: gross profit, gross margin, research and development expense, selling, general and administrative expense, operating margin, income from operations, interest and other income (expense), net, income before income taxes, provision for income taxes, net income (loss), and net income (loss) per share on a non-GAAP basis, as well as the non-GAAP measures of EBITDA and Adjusted EBITDA. Lumentum believes this non-GAAP financial information provides additional insight into the Company’s on-going business operations and results, and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. In addition, the Company believes that providing certain of these measures allows investors to better understand the Company’s operating performance and importantly, to evaluate the methodology and information used by management to monitor, manage, evaluate and measure the Company’s business and results of operations. However, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in this press release should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. Further, these non-GAAP financial measures may not be comparable to similarly titled measurements reported by other companies.
Our non-GAAP measures used in this press release exclude (i) stock-based compensation, (ii) acquisition related costs, (iii) amortization of acquired intangibles, (iv) amortization of acquired inventory fair value, (v) restructuring and related charges, (vi) foreign exchange (gains) losses, net, (vii) non-cash interest expense on convertible notes, (viii) intangible assets write-off, (ix) integration related costs, (x) non-GAAP income tax reconciling adjustments, and (xi) other charges or income related to non-recurring activities.
We utilize a long-term projected non-GAAP tax rate to compute our non-GAAP income tax provision. The long-term projected non-GAAP tax rate is based on a multi-year projection of our estimated annual GAAP income tax forecast, adjusted to account for the tax effect of non-GAAP pretax adjustments as well as the effects of significant non-recurring and period specific tax items. Our non-GAAP tax provision for fiscal 2025 is 16.5%. The difference between our GAAP income tax provision and our non-GAAP income tax provision is presented as non-GAAP income tax reconciling adjustments.
A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the supplemental financial table attached to this press release.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	December 28, 2024	September 28, 2024	December 30, 2023 (1)	December 28, 2024	December 30, 2023 (1)
Gross profit on GAAP basis	$99.6	$77.9	$64.0	$177.5	$140.7
Stock-based compensation	9.2	9.7	9.0	18.9	15.0
Amortization of acquired intangibles	21.4	22.5	21.5	43.9	39.5
Amortization of acquired inventory fair value adjustments	—	—	3.4	—	3.4
Integration related costs	1.1	1.2	8.3	2.3	11.6
Other charges (income), net	(1.3)	(0.9)	8.9	(2.2)	9.2
Gross profit on non-GAAP basis	$130.0	$110.4	$115.1	$240.4	$219.4
Gross margin on non-GAAP basis	32.3%	32.8%	31.4%	32.5%	32.1%

Research and development on GAAP basis	$74.2	$74.3	$78.3	$148.5	151.8
Stock-based compensation	(11.4)	(9.3)	(10.0)	(20.7)	(20.3)
Amortization of acquired intangibles	(0.4)	(0.4)	(0.4)	(0.8)	(0.7)
Acquisition related costs	—	—	(0.1)	—	(0.4)
Integration related costs	—	—	0.7	—	0.3
Intangible asset write-off	—	(1.9)	—	(1.9)	—
Other income (charges), net	—	—	(0.1)	—	(0.8)
Research and development on non-GAAP basis	$62.4	$62.7	$68.4	$125.1	$129.9

Selling, general and administrative on GAAP basis	$76.3	$76.3	$85.1	$152.6	$158.1
Stock-based compensation	(18.2)	(16.6)	(15.6)	(34.8)	(31.4)
Amortization of acquired intangibles	(17.2)	(18.8)	(15.7)	(36.0)	(26.4)
Acquisition related costs	—	—	(8.9)	—	(12.6)
Integration related costs	(2.0)	(2.2)	(1.6)	(4.2)	(3.9)
Other (charges) income, net	(3.0)	(1.0)	(3.5)	(4.0)	(3.2)
Selling, general and administrative on non-GAAP basis	$35.9	$37.7	$39.8	$73.6	$80.6

Loss from operations on GAAP basis	$(51.6)	$(82.4)	$(105.2)	$(134.0)	$(186.0)
Stock-based compensation	38.8	35.6	34.6	74.4	66.7
Amortization of acquired intangibles	39.0	41.7	37.6	80.7	66.6
Amortization of acquired inventory fair value adjustments	—	—	3.4	—	3.4
Acquisition related costs	—	—	9.0	—	13.0
Integration related costs	3.1	3.4	9.2	6.5	15.2
Restructuring and related charges	0.7	9.7	5.8	10.4	16.8
Intangible asset write-off	—	1.9	—	1.9	—
Other charges, net	1.7	0.1	12.5	1.8	13.2
Income from operations on non-GAAP basis	$31.7	$10.0	$6.9	$41.7	$8.9
Operating margin on non-GAAP basis	7.9%	3.0%	1.9%	5.6%	1.3%

Interest and other income, net on GAAP basis	$9.3	$3.2	$3.7	$12.5	$15.2
Foreign exchange (gains) losses, net	(5.9)	0.7	3.8	(5.2)	4.2

Non-cash interest expense on convertible notes and other income and expenses, net	0.8	0.7	4.8	1.5	9.7
Interest and other income, net on non-GAAP basis	$4.2	$4.6	$12.3	$8.8	$29.1

Loss before income taxes on GAAP basis	$(42.3)	$(79.2)	$(101.5)	$(121.5)	$(170.8)
Stock-based compensation	38.8	35.6	34.6	74.4	66.7
Acquisition related costs	—	—	9.0	—	13.0
Integration related costs	3.1	3.4	9.2	6.5	15.2
Amortization of acquired intangibles	39.0	41.7	37.6	80.7	66.6
Amortization of acquired inventory fair value adjustments	—	—	3.4	—	3.4
Restructuring and related charges	0.7	9.7	5.8	10.4	16.8
Intangible asset write-off	—	1.9	—	1.9	—
Foreign exchange (gains) losses, net	(5.9)	0.7	3.8	(5.2)	4.2
Non-cash interest expense on convertible notes and other income and expenses, net	0.8	0.7	4.8	1.5	9.7
Other charges, net	1.7	0.1	12.5	1.8	13.2
Income before income taxes on non-GAAP basis	$35.9	$14.6	$19.2	$50.5	$38.0

Income tax provision (benefit) on GAAP basis	$18.6	$3.2	$(2.4)	$21.8	$(3.8)
Non-GAAP income tax reconciling adjustments	(12.7)	(0.8)	5.2	(13.5)	9.3
Income tax provision on non-GAAP basis	$5.9	$2.4	$2.8	$8.3	$5.5

Net loss on GAAP basis	$(60.9)	$(82.4)	$(99.1)	$(143.3)	$(167.0)
Stock-based compensation	38.8	35.6	34.6	74.4	66.7
Acquisition related costs	—	—	9.0	—	13.0
Integration related costs	3.1	3.4	9.2	6.5	15.2
Amortization of acquired intangibles	39.0	41.7	37.6	80.7	66.6
Amortization of acquired inventory fair value adjustments	—	—	3.4	—	3.4
Restructuring and related charges	0.7	9.7	5.8	10.4	16.8
Intangible asset write-off	—	1.9	—	1.9	—
Foreign exchange (gains) losses, net	(5.9)	0.7	3.8	(5.2)	4.2
Non-cash interest expense on convertible notes and other income and expenses, net	0.8	0.7	4.8	1.5	9.7
Non-GAAP income tax reconciling adjustments	12.7	0.8	(5.2)	13.5	(9.3)
Other charges, net	1.7	0.1	12.5	1.8	13.2
Net income on non-GAAP basis	$30.0	$12.2	$16.4	$42.2	$32.5

Net income per share on non-GAAP basis	$0.42	$0.18	$0.24	$0.60	$0.48

Shares used in per share calculation - diluted on GAAP basis	68.9	68.3	67.2	68.6	67.0
Non-GAAP adjustment (2)	2.7	0.8	0.2	1.8	0.3
Shares used in per share calculation - diluted on non-GAAP basis	71.6	69.1	67.4	70.4	67.3
(1) During the first fiscal quarter of 2025, the Company refined its methodology to report non-GAAP measures. The change does not impact the Company’s financial position, cash flows, or GAAP consolidated results of operations. Prior period non-GAAP financial measures and the associated GAAP to non-GAAP reconciliations presented in this press release have been recast to conform to the current presentation.
(2) The adjustment represents the dilutive impact of equity-based compensation awards in accordance with the treasury stock method and dilutive shares from our convertible debt instruments under the if-converted method, which are anti-dilutive for GAAP purposes as we recognized a GAAP net loss.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(in millions, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	December 28, 2024	September 28, 2024	December 30, 2023 (1)	December 28, 2024	December 30, 2023 (1)
GAAP net loss	$(60.9)	$(82.4)	$(99.1)	$(143.3)	$(167.0)
Interest and other expense, net	(9.3)	(3.2)	(3.7)	(12.5)	(15.2)
Income tax provision (benefit)	18.6	3.2	(2.4)	21.8	(3.8)
Depreciation	25.9	27.0	27.2	52.9	55.4
Amortization of acquired intangibles	39.0	41.7	37.6	80.7	66.6
EBITDA	13.3	(13.7)	(40.4)	(0.4)	(64.0)
Amortization of inventory fair value adjustments	—	—	3.4	—	3.4
Restructuring and related charges	0.7	9.7	5.8	10.4	16.8
Stock-based compensation	38.8	35.6	34.6	74.4	66.7
Acquisition related costs	—	—	9.0	—	13.0
Integration related costs	3.1	3.4	9.2	6.5	15.2
Intangible asset write-off	—	1.9	—	1.9	—
Other charges (gains), net	1.7	0.1	11.3	1.8	7.8
Adjusted EBITDA	$57.6	$37.0	$32.9	$94.6	$58.9

(1) During the first fiscal quarter of 2025, the Company refined its methodology to report non-GAAP measures. The change does not impact the Company’s financial position, cash flows, or GAAP consolidated results of operations. Prior period non-GAAP financial measures and the associated GAAP to non-GAAP reconciliations presented in this press release have been recast to conform to the current presentation.